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                                                                   Exhibit 99(b)
                        KEYCORP STUDENT LOAN TRUST 1999-A
                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)

================================================================================
Distribution Date:  September 27, 1999

(i)  Amount of principal being paid or distributed:
    (a)  Class A-1 Notes:  (1)  $30,768,422.41
                                ---------------
                           (2)  $ 0.0001183     , per $1,000 original
                                --------------- principal amount of the
                                                Notes)
    (b)  Class A-2 Notes:  (1)  $0.00
                                ---------------
                           (2)  $         -     , per $1,000 original
                                --------------- principal amount of the
                                                Notes)

(ii) Amount of interest being paid or distributed on:
    (a)  Class A-1 Notes:  (1)  $2,572,251.09    5.4037500%  (Based on 3-Month
                                ---------------  ----------   LIBOR)

                           (2)  $ 0.0000099     , per $1,000 original principal
                                --------------- amount of the Notes)

    (b)  Class A-2 Notes:  (1)  $8,065,317.36    5.5937500%  (Based on 3-Month
                                ---------------  ----------   LIBOR)

                           (2)  $ 0.0000141     , per $1,000 original principal
                                --------------- amount of the Notes)

    (c)  (1) 3 Mo. Libor for the reporting period from the previous Distribution
                                             Date was:   5.0000000%
                                                         ----------
         (2) The Student Loan Rate was:         Not Applicable
                                              ------------------

(iii)Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):

    (a)  Distributed:   (1)  $0.00
                             -------------

                        (2)  $          -   , per $1,000 original principal
                             -------------  amount of the Notes)

    (b)  Balance:       (1)  $          -
                             -------------
                        (2)  $          -   , per $1,000 original principal
                             -------------  amount of the Notes)

(iv) Pool Balance at end of related Collection Period:     $741,933,471.35
                                                          ------------------

(v)  After giving effect to distributions on this Distribution Date:

     (a) (1) Outstanding principal amount of Class A-1 Notes: $157,544,108.59
                                                              ------------------
         (2) Class A-1 Note Pool Factor:       0.60593888
                                               --------------

     (b) (1) Outstanding principal amount of Class A-2 Notes: $570,400,000.00
                                                              ------------------

         (2) Class A-2 Note Pool Factor:     1.00000000
                                             -------------

(vi) (a) (1) Amount of Servicing Fee for related Collection Period: $809,773.61
                                                                    -----------
         (2) $ 0.9751609 , per $1,000 original principal amount of the Notes.
             ----------

     (b) Amount of Excess Servicing Fee being distributed and remaining balance (if any):
         (1) Distributed:   $0.00
                            ------
                            $   -  , per $1,000 original principal amount of the
                                    Notes.
                            ------
         (2) Balance:       $0.00
                            ------
                            $   -  , per $1,000 original principal amount of the
                            ------ Notes.

     (c) Amount of Administration Fee for related Collection Period: $3,000.00
                                                                     ----------

            $ 0.0036127 , per $1,000 original principal amount of the Notes
            -----------


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(vii)(a)  Aggregate amount of Realized Losses (if any) for the related
          Collection Period:                                  $0.00
                                                              -----------

     (b)  Delinquent Contracts             # Disb.      %         $ Amount          %
                                           -------     -----    ------------      -----
            30-60 Days Delinquent           1,352      2.05%    $ 14,902,517      2.94%
            61-90 Days Delinquent             605      0.92%    $  7,137,868      1.41%
            91-120 Days Delinquent            217      0.33%    $  2,483,768      0.49%
            More than 120 Days Delinquent     733      1.11%    $  7,369,726      1.45%
            Claims Filed Awaiting Payment     558      0.85%    $  5,280,402      1.04%
                                            ------     -----    -------------     ------
               TOTAL                        3,465      5.26%    $ 37,174,281      7.32%

(viii) Amount in the Reserve Account:            $2,379,937.59
                                                 ----------------

(ix)   Amount in the Prefunding Account:         $24,692.39
                                                 ----------------

(x) Amount in the Subsequent Pre-Funding Subaccount at the end of the Subsequent Funding Period to be distributed as a payment of principal in
       respect of Notes:   $0.00
                           ------

(xi) Amount in the Other Additional Prefunding Account at the end of the Subsequent Funding Period to be distributed as a payment of principal in
       respect of Notes:   $0.00
                           ------

(xii)(a)  Cumulative TERI Claims Ration as of Distribution Date       1.72%
                                                                      -------
     (b)  TERI Trigger Event has not occured.

10/1/99 11:14 AM

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